                                                              EXHIBIT (8)(f)(vi)

                   AMENDMENT NO. 11 TO PARTICIPATION AGREEMENT
                   -------------------------------------------

     This AMENDMENT NO. 11 to the PARTICIPATION AGREEMENT (the "Amendment") is made and entered into as of this 1/st/ day of January, 2004, by and among, AMERICAN GENERAL LIFE INSURANCE COMPANY (the "Company"), on its own behalf and on behalf of each separate account of the Company identified in the Participation Agreement (as defined below), AMERICAN GENERAL EQUITY SERVICES CORPORATION ("AGESC"), VAN KAMPEN FUNDS, INC. (formerly, VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.) ("Van Kampen"), THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (formerly, MORGAN STANLEY UNIVERSAL FUNDS, INC.) (the "Fund") and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (formerly, MORGAN STANLEY ASSET MANAGEMENT INC.) (the "Adviser").

WHEREAS, the parties desire to amend the Agreement to (i) add to Schedule B of the Agreement the Contracts of the Company relating to Platinum Investor FlexDirector Variable Life Insurance Policies ("Platinum Investor FlexDirector") and Platinum Investor Immediate Variable Annuities ("Platinum Investor IVA").

     NOW, THEREFORE, in consideration their mutual promises, the Parties agree as follows:

     1. Schedule B to the Agreement, a revised copy of which is attached hereto, is hereby amended and restated to add Platinum Investor FlexDirector and Platinum Investor IVA.

     2. Except as amended hereby the Agreement is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal hereunder affixed hereto as of the date specified above.


AMERICAN GENERAL LIFE                     AMERICAN GENERAL EQUITY
INSURANCE COMPANY                         SERVICES CORPORATION

On behalf of itself and each of its
Accounts named in Schedule B to the
Agreement, as amended from time to
time

By:                                       By:
   -----------------------------------       -----------------------------------
Name:                                     Name:
Title:                                    Title:

THE UNIVERSAL INSTITUTIONAL FUNDS,        MORGAN STANLEY INVESTMENT MANAGEMENT
INC. (formerly, MORGAN STANLEY            INC. (formerly, MORGAN STANLEY ASSET
UNIVERSAL FUNDS, INC.)                    MANAGEMENT INC.)


By:                                       By:
    ----------------------------------        ----------------------------------
Name:                                     Name:
Title:                                    Title:


VAN KAMPEN FUNDS INC.
(formerly, VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.)


By:
    ----------------------------------
Name:
Title:

                                   SCHEDULE B
                                   ----------
                         SEPARATE ACCOUNTS AND CONTRACTS
                         -------------------------------

Name of Separate Account and Date         Form Numbers and Names of Contracts
Established by Board of Directors         Funded by Separate Account
---------------------------------         --------------------------

American General Life Insurance           Contract Form Numbers:
 Company                                  ----------------------
Separate Account D                        95020 Rev 896
Established: November 19, 1973            95021 Rev 896
                                          Name of Contract:
                                          -----------------
                                          Generations Combination Fixed and
                                          Variable Annuity Contract

                                          Contract Form Numbers:
                                          ----------------------
                                          91010
                                          91011
                                          93020
                                          93021
                                          Name of Contract:
                                          -----------------
                                          Variety Plus Combination Fixed and
                                          Variable Annuity Contract

                                          Contract Form Numbers:
                                          ----------------------
                                          74010
                                          74011
                                          76010
                                          76011
                                          80010
                                          80011
                                          81010
                                          81011
                                          83010
                                          83011
                                          Name of Contract:    None
                                          -----------------

                                          Contract Form Number: 98020
                                          ---------------------
                                          Name of Contract:
                                          -----------------
                                          Platinum Investor Variable Annuity

American General Life Insurance           Contract Form Numbers:
 Company                                  ----------------------
Separate Account VL-R                     97600
Established: May 6, 1997                  97610
                                          Name of Contract:
                                          -----------------
                                          Platinum I and Platinum II Flexible
                                          Premium Variable Life Insurance
                                          Policies

Name of Separate Account and Date         Form Numbers and Names of Contracts
Established by Board of Directors         Funded by Separate Account
---------------------------------         --------------------------

                                          Contract Form Numbers:
                                          ----------------------
                                          98615
                                          Name of Contract:
                                          -----------------
                                          Legacy Plus Flexible Premium Variable
                                          Life Insurance Policies

                                          Contract Form Number:
                                          --------------------
                                          99301
                                          Name of Contract:
                                          ----------------
                                          Corporate America  Variable Life
                                          Insurance Policies

                                          Contract Form Number:
                                          --------------------
                                          99206
                                          Name of Contract:
                                          ----------------
                                          Platinum Investor Survivor Variable
                                          Life Insurance Policies

                                          Contract Form Number:
                                          --------------------
                                          00600
                                          Name of Contract:
                                          ----------------
                                          Platinum Investor III Flexible Premium
                                          Variable Life Insurance Policies

                                          Contract Form Number:
                                          --------------------
                                          01206
                                          Name of Contract:
                                          ----------------
                                          Platinum Investor Survivor II Flexible
                                          Premium Variable Life Insurance
                                          Policies

                                          Contract Form Number:
                                          --------------------
                                          02600
                                          Name of Contract:
                                          ----------------
                                          Platinum Investor PLUS Flexible
                                          Premium Variable Life Insurance
                                          Policies

                                          Contract Form Number:
                                          --------------------
                                          Name of Contract:
                                          ----------------
                                          Platinum Investor FlexDirector
                                          Variable Life Insurance Policies

                                          Contract Form Number:
                                          --------------------
                                          03017
                                          Name of Contract:
                                          ----------------
                                          Platinum Investor Immediate
                                          Variable Annuities